KING AND SPALDING
                              191 PEACHTREE STREET
                           ATLANTA, GEORGIA 30303-1763
                             TELEPHONE: 404/572-4600
                             FACSIMILE: 404/572-5100

             DIRECT  DIAL:        EMAIL:         DIRECT  FAX:
            404/572-4677     LRead@kslaw.com     404/572-5135

                                September 2, 1999


VIA  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

RE:     PROXY STATEMENT FOR 1999 ANNUAL MEETING OF INTERNATIONAL AIRLINE SUPPORT
        ------------------------------------------------------------------------
        GROUP,  INC.
        ------------

Ladies  and  Gentlemen:

     On behalf of International Airline Support Group, Inc., a Delaware corporation (the "Company"), we attach hereto for filing electronically pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 the Preliminary Proxy Statement for the 1999 Annual Meeting of Shareholders.

     Please call the undersigned at (404) 572-4677 with any questions concerning the attached materials.


Sincerely,


/s/  Lisa  A.  Read

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed  by  the  Registrant
Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:
  Preliminary  Proxy  Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-12)) Definitive Proxy Statement
  Definitive  Additional  Materials
  Soliciting  Material  Pursuant  to   240.14a-11(c)  or   240.14a-12

                              INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                              -----------------------------------------

                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
  No  fee  required.
  Fee  computed  on  table  below  per  Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)     Title  of  each  class  of  securities to which transaction applies:

    (2)     Aggregate  number  of  securities  to  which  transaction  applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)     Proposed  maximum  aggregate  value  of  transaction:

    (5)     Total  fee  paid:

     Fee  paid  previously  with  preliminary  materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)     Amount  Previously  Paid:

     (2)     Form,  Schedule  or  Registration  Statement  No.:

     (3)     Filing  Party:

     (4)     Date  Filed:

                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                                1954 AIRPORT ROAD
                                    SUITE 200
                             ATLANTA, GEORGIA 30341


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To  the  Stockholders  of International  Airline  Support  Group,  Inc.


     The Annual Meeting of Stockholders of International Airline Support Group, Inc. (the "Company") will be held at the offices of the Company at the address listed above, on _______, ________, 1999, at 10:00 a.m., local time, to consider  and  vote  on:

1. The election of two (2) directors to serve until the 2002 Annual Meeting of Stockholders.
2. The approval of amendments to the Company's Restated and Amended Certificate of Incorporation and Amended and Restated Bylaws to provide for a Board of Directors of not less than one nor more than 15 directors, as may be determined by the Board of Directors from time to time.

3. The approval of an amendment to the Company's 1996 Long Term Incentive and Share Award Plan ("Plan") to increase by 109,000 the number of shares available for grant under the Plan.

4. The ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year of the Company ending on May 31, 2000 ("fiscal 2000").

5. Such other matters as may properly come before the meeting or any adjournments thereof.

     The close of business on August 10, 1999, has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at the offices of the Company in Atlanta, Georgia. Your attention is directed to the proxy statement accompanying this notice.

     By  Order  of  the  Board  of  Directors,


     /s/  James  M.  Isaacson
     JAMES  M.  ISAACSON
     Secretary
Atlanta,  Georgia ________,  1999

                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                                1954 AIRPORT ROAD
                                    SUITE 200
                             ATLANTA, GEORGIA 30341

                                 PROXY STATEMENT
                             ______________________

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON __________, 1999

     This Proxy Statement is furnished to the holders of shares of the $.001 par value per share Common Stock (the "Common Stock") of International Airline Support Group, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies for use at the Annual Meeting of Stockholders to be held at the offices of the Company at the address listed above, on _______, ________, 1999, at 10:00 a.m. local time, and at any adjournments thereof (the "1999 Annual Meeting"). This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about __________, 1999.

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone or by written communication. The Company may also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals at the Company's expense. The Company has retained Corporate Investors Communications, Inc. to aid in solicitation of proxies. The Company will pay such firm a fee of approximately $3,000 and will reimburse it for certain expenses.

                                VOTING PROCEDURES

VOTING  STOCK

     Only holders of record of the Company's Common Stock as of the close of business on August 10, 1999 (the "Record Date") will be entitled to vote at the 1999 Annual Meeting. The Company had outstanding 2,187,198 shares of Common Stock on the Record Date, each share being entitled to one vote on each matter submitted to the stockholders.

     Stockholders who do not expect to attend the 1999 Annual Meeting are urged to execute and return the enclosed proxy card promptly. Any stockholder signing and returning a proxy may revoke the same at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company or by voting in person at the meeting. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the 1999 Annual Meeting in accordance with the directions given. With respect to each proposal being submitted to the stockholders for their consideration, stockholders may (i) vote "FOR" such proposal, (ii) vote "AGAINST" such proposal, or (iii) abstain from voting on such proposal. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of Messrs. McElwee and Mueller as Class II Directors to serve a three-year term that will expire at the annual meeting of stockholders in 2002, "FOR" the proposal to amend the Company's Restated and Amended Certificate of Incorporation and Amended and Restated Bylaws to provide for a Board of Directors of not less than one nor more than 15 directors, as may be determined by the Board of Directors from time to time, "FOR" the proposal to amend the 1996 Long Term Incentive and Share Award Plan (the "Plan") to increase by 109,000 the number of shares available for grant under the Plan and "FOR" ratification of the appointment of Grant Thornton LLP as independent accountants for the Company's 2000 fiscal year. Management knows of no other matters that may come before the meeting for consideration by the stockholders. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

QUORUM  AND  VOTING  REQUIREMENTS

     A quorum at the Annual Meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock that are outstanding and entitled to vote. A majority of the votes entitled to be cast by the holders of all shares of Common Stock that are present at the meeting and entitled to vote will be necessary to approve each proposal, other than Proposal No. 2. Pursuant to the Company's Restated and Amended Certificate of Incorporation, approval of Proposal No. 2 requires the affirmative vote of at least 75% of the issued and outstanding shares of Common Stock. Abstentions and proxies relating to "street name" shares for which brokers have not received voting instructions from the beneficial owner ("Broker Non-Votes") are counted in determining whether a quorum is present. With respect to the proposals which require the affirmative vote of majority of the votes entitled to be cast, abstentions will be counted as part of the total number of votes cast on such proposals in determining whether the proposals have received the requisite number of favorable votes, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on such proposals. Thus abstentions will have the same effect as votes against any given proposal, whereas Broker Non-Votes will have no effect in determining whether any given proposal has been approved by the stockholders. Because Proposal No. 2 requires the affirmative vote of at least 75% of the issued and outstanding shares of Common Stock, both abstentions and Broker Non-Votes will have the same effect as a negative vote in determining whether Proposal No. 2 has been approved by the stockholders.

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     Under the Restated and Amended Certificate of Incorporation (the "Certificate") and the Amended and Restated Bylaws (the "Bylaws) of the Company, the number of directors of the Company is fixed at seven members; and the number of directors constituting the Board shall not be changed without the affirmative vote of at least 75% of the issued and outstanding shares of the Common Stock. The directors of the Company are elected at the annual meeting of stockholders. The Certificate and the Bylaws of the Company provide for a Board of Directors divided into three classes, as nearly equal in size as possible, having staggered terms of three years. As a result, approximately one-third of the Board will be elected each year. Pursuant to the Certificate and the Bylaws, the Board has nominated the persons set forth below as Class II directors to serve a three-year term that will expire at the annual meeting of stockholders in 2002.

          F.  DIXON  MCELWEE,  JR.
          E.  JAMES  MUELLER

     Management of the Company and the Board recommend the election of Mr. F. Dixon McElwee, Jr. and Mr. E. James Mueller for the office of Class II director to hold office for a three-year term and until their successors are duly elected and qualified. In addition to the two nominees, there are two other directors continuing to serve on the Board, Messrs. Dyer and Murnane, whose terms expire in 2000. There are currently three vacancies on the Board. The Company has not nominated anyone to fill such vacancies. Proposal No. 2, which the Company's stockholders are being asked to consider at the 1999 Annual Meeting, would, if approved, permit the Board to fix the number of directors comprising the Board at any number from one to 15. If Proposal No. 2 is adopted, the Board intends to fix the number of directors comprising the Board at four.

     The Board has no reason to believe that either of the nominees for the office of director will be unavailable for election as director. However, if at the time of the Annual Meeting either of the nominees should be unable or decline to serve, the persons named in the enclosed proxy card will vote as recommended by the Board to elect substitute nominees or vote to allow the vacancy created thereby to remain open until filled by the Board, as recommended by the Board. In no event, however, can a proxy be voted to elect more than five directors, if Proposal No. 2 is not approved, or two directors, if Proposal No. 2 is approved.

     The  Board  of  Directors  recommends  a  vote  FOR  this  proposal.

               INFORMATION AS TO DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information, including ownership of the Company's Common Stock, as of August 10, 1999, with respect to: (i) each continuing director; (ii) each executive officer and (iii) all continuing directors and executive officers as a group.

                                                                             NUMBER OF
                                                                             SHARES OF
                                                         OFFICER OR           COMMON
   NAME                 AGE     POSITION                 DIRECTOR SINCE     STOCK OWNED   PERCENTAGE
   ----                 ---     --------                 --------------     -----------   ----------
Alexius  A.  Dyer  III  43     Chairman of the Board,
                               President and Chief
                               Executive Officer         1992              329,608(3)     14.1%

George  Murnane III     41     Executive Vice President,
                               Chief Operating Officer
                               and Director              1996              128,869(3)      5.7%

E. James Mueller(1)(2)  53     Director                  1991              104,072(3)      4.6%

James M. Isaacson       38     Chief Financial Officer   1997               35,373(3)      1.6%
                                                                          ---------------------
                      Officers and Continuing Directors as a Group         597,922        23.9%

_____________________________

(1)     Member  of  Audit  Committee.
(2)     Member  of  the  Compensation  Committee.
(3) Includes the following shares of Common Stock subject to options exercisable presently or within sixty days: Mr. Dyer, 154,043; Mr. Murnane, 61,260; Mr. Mueller, 64,072; and Mr. Isaacson, 33,173.

Continuing  Directors  and  Executive  Officers
-----------------------------------------------

     ALEXIUS A. DYER III has been the Chief Executive Officer of the Company and Chairman of the Company's Board of Directors since February 1995 and President of the Company since February 1994. Mr. Dyer has been a director of the Company since 1992. From February 1991 to February 1994, Mr. Dyer served as Executive Vice President of the Company. Additionally, during 1991, he served as the President and director of the Company's subsidiary, Barnstorm Leasing, Inc., which was merged into the Company in July 1992.

     GEORGE MURNANE III has been the Chief Operating Officer of the Company since March 1999, Executive Vice President of the Company since June 1996 and has served as a director of the Company since October 1996. From June 1996 to March 1999, he served as Chief Financial Officer of the Company. From March 1996 through June 1996, Mr. Murnane served as a consultant for companies in the aviation industry. From October 1995 through February 1996, he served as Executive Vice President and Chief Operating Officer of Atlas Air, Inc., an air cargo company. From 1986 to 1995, he was affiliated with the New York investment banking firm of Merrill Lynch & Co., most recently as a Director in the firm's Transportation Group. Mr. Murnane was named to the Board of Directors of Mesa Air Group, Inc. ("Mesa"), a commuter airline, in June 1999. Mr. Murnane is the President of Barlow Management, Inc., the general partner of Barlow Partners II, L.P., a shareholder of Mesa. Prior to joining Mesa's Board of Directors, Mr. Murnane served since January 1997 as a Director of CCAIR, Inc., a commuter airline acquired by Mesa in June 1999.

     JAMES M. ISAACSON has served as the Company's Chief Financial Officer since May 1999, the Company's Treasurer since December 1996 and Secretary of the Company since July 1997. From April 1995 to December 1996, he served as Director of Corporate Finance and Assistant Secretary for ValuJet Airlines, Inc. From May 1984 through April 1995 he served in a number of capacities for Delta Air Lines, Inc., where he most recently served as Manager - Capital Markets & Analysis.

     E. JAMES MUELLER has been a director of the Company since 1991. Mr. Mueller has been a principal with J.M. Associates, Inc., a business development
consulting  firm,  since  January  1992.    The  Company  has  entered  into  a
commission agreement with J.M. Associates, Inc., pursuant to which J.M. Associates, Inc. is compensated for originating transactions for the Company. Mr. Mueller, who currently serves as a member of the Company's Board of Directors in Class II, has been re-nominated for election as a Class II Director for a term expiring at the Annual Meeting of the Company to be held in 2002.

Nominee  for  Director
----------------------

     F. DIXON MCELWEE, JR., age 52, has been the Senior Vice President of Frozen Food Express Industries, Inc., a motor carrier specializing in the transportation of perishable commodities, since September 1998. From May 1995 until July 1998, Mr. McElwee was Executive Vice President and Chief Financial Officer of Cameron-Ashley Building Products. Prior to May 1995, Mr. McElwee was a principal of Meridian Capital, an investment banking firm. Mr. McElwee has been nominated for election as a Class II Director for a term expiring at the Annual Meeting of the Company to be held in 2002.

COMMITTEES  OF  THE  BOARD  AND  COMPENSATION  COMMITTEE  INTERLOCKS

     The Compensation Committee of the Board of Directors reviews all aspects of compensation of executive officers of the Company and makes recommendations on such matters to the full Board of Directors. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

     The Audit Committee makes recommendations to the Board concerning the selection of outside auditors, reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. The Audit Committee also reviews proposals for major transactions.

     The Company does not maintain a standing nominating committee or other committee performing similar functions.

COMPENSATION  OF  DIRECTORS

     The non-employee members of the Company's Board of Directors received a $25,000 fee for their service on the Board during fiscal 1999 pursuant to a Director's Compensation Plan that was adopted during fiscal 1995. Directors are also reimbursed for expenses incurred in connection with the attendance of Board meetings.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by law to furnish the Company copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons, the Company believes that its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1999.

            CERTAIN TRANSACTIONS WITH DIRECTORS AND THEIR AFFILIATES

     In December 1995, the Company entered into a commission agreement with J.M. Associates, Inc., a business development consulting firm of which Mr. Mueller is a principal. The commission agreement is non-exclusive and provides that J.M. Associates will receive commissions of between 3% and 4% of lease revenues or the purchase or sale price of completed parts acquisitions or sales with parties introduced to the Company by J.M. Associates. In fiscal 1999, the Company paid Mr. Mueller $96,108 for services rendered to the Company under this agreement and in connection with Mr. Mueller's participation in the Company's outside consulting activities.

     The Company believes the terms of such transactions were no less favorable than could be obtained from unaffiliated third parties. Any future transactions between the Company and its officers or directors are subject to approval by a majority of the disinterested directors of the Company.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock, as of August 10, 1999, by each person who was known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock as of such date, based on information available to the Company. Except as otherwise indicated, each person has sole voting and dispositive power with respect to the shares beneficially owned by such person.

     NAME AND ADDRESS          SHARES BENEFICIALLY OWNED          % OF SHARES
     ----------------          -------------------------          -----------
                                   OUTSTANDING
                                   -----------
Heartland  Advisors,  Inc.(1)
790  North  Milwaukee  Street
Milwaukee,  Wisconsin  53202          332,200                        15.2%

Alexius  A.  Dyer  III
1954  Airport  Road,  Suite  200
Atlanta,  Georgia  30341              175,565                         8.0%

W.  Robert  Ramsdell(2)
474  Paseo  Miramar
Pacific  Palisades,
California  90272                     162,633                         7.4%


(1)     Based  on  the  Schedule  13G/A  filed  on  May  10,  1999.
(2)     Based  on  the  Schedule  13D  filed  on  October  19,  1998.

                             EXECUTIVE COMPENSATION

     The following sets forth certain information regarding the aggregate cash compensation paid to the Company's Chief Executive Officer and the Company's Chief Operating Officer during fiscal 1997, 1998 and 1999 (the "Named Executives"). Compensation information is not required for any other executive officer of the Company pursuant to the rules of the Securities and Exchange Commission.

SUMMARY  COMPENSATION  TABLE


                                                                    ANNUAL          LONG -TERM
                                                                 COMPENSATION      COMPENSATION
                                                                -----------------------------------
                                                                    AWARDS             PAYOUTS
                                                                -----------------------------------
 NAME AND                                           PAID
 PRINCIPAL POSITION            YEAR     SALARY($)   BONUS($)    OPTIONS/SARS(#)     LTIP PAYOUTS ($)
 ------------------            ----     --------    --------    ---------------     ----------------
 Alexius A. Dyer III           1999     180,000     288,709        41,000            336,815(1)
    Chairman of the Board,     1998     176,346     470,158        38,000            336,815(1)
    President and Chief        1997     161,154     125,911       224,543              --
     Executive  Officer

George Murnane III             1999     154,000     173,225        15,000            157,158(1)
    Executive Vice President   1998     151,077     237,164        15,000            157,158(1)
    and Chief Operating
    Officer                    1997     139,615       --          104,787               --


(1) Represents amounts awarded to Messrs. Dyer and Murnane subject to the condition that the net proceeds be used to pay the exercise price of options to purchase shares of the Company's Common Stock. The amount paid in fiscal 1998 was awarded in fiscal 1997 ; the amount paid in fiscal 1999 was awarded in fiscal 1998. Messrs. Dyer and Murnane purchased 56,371 and 28,185 shares of the Company's Common Stock, respectively, with the net proceeds of such awards in fiscal 1999 and 59,448 and 29,624 shares of the Company's Common Stock, respectively, with the net proceeds of such awards in fiscal 1998.

STOCK  OPTION  GRANTS  AND  VALUES

      The following table sets forth certain information regarding option grants to the Named Executives during fiscal 1999.


                                INDIVIDUAL  GRANTS
                          ----------------------------                                  POTENTIAL REALIZABLE VALUE
                            NUMBER OF     PERCENTAGE OF                                       AT ASSUMED ANNUAL
                           SECURITIES    TOTAL OPTIONS   EXERCISE                          RATES OF STOCK PRICE
                           UNDERLYING    GRANTED TO      OR BASE                            APPRECIATION FOR
                           OPTIONS       EMPLOYEES IN    PRICE         EXPIRATION               OPTION TERM
NAME                       GRANTED (#)   FISCAL YEAR (%) ($/SH)           DATE            5% ($)        10% ($)
-------------------       ------------   ---------------  -----         --------          ------        -------
Alexius A. Dyer III        41,000           32            3.31          12/03/08          85,412        216,450
George Murnane III         15,000           12            3.31          12/03/08          31,248         79,189

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES TABLE

     The following table sets forth certain information with respect to option exercises by the Named Executives during fiscal 1999 and the value of options owned by the Named Executives at May 31, 1999.


                                                           NUMBER OF SECURITIES
                                                           UNDERLYING            VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                           AT FY-END(#)          AT FY_END (#)(1)
                                                            EXERCISEABLE /       EXERCISEABLE /
NAME                 EXERCISE (#)      VALUE REALIZED ($)   UNEXERCISEABLE       UNEXERCISABLE
----                 -------------     ------------------   ----------------     ----------------
Alexius A. Dyer III     56,371           76,090             120,362 / 67,362     192,064 / 75,782
George Murnane  III     28,185           40,516              45,542 / 31,436      55,885 / 35,366


(1) Based on the closing price of the Company's Common Stock on the American Stock Exchange on May 31, 1999 of $4.125 per share.

OPTION  REPRICINGS


                                     NUMBER OF                                                 LENGTH OF
                                     SECURITIES  MARKET PRICE                               ORIGINAL OPTION
                                     UNDERLYING  OF STOCK AT   EXERCISE PRICE                TERM REMAINING
                                     OPTION      TIME OF       AT TIME OF    NEW               AT DATE OF
NAME                     DATE        REPRICED    REPRICING     REPRICING     EXERCISE PRICE     REPRICING
----                     ----        --------    ---------     ---------     --------------     ---------
Alexius  A. Dyer III     12/03/98     22,180     3.3125          4.50           3.3125          8.5  years
George  Murnane  III     12/03/98     15,000     3.3125          4.50           3.3125          8.5  years


     On December 3, 1998, the Company's Board of Directors approved the repricing of certain stock options outstanding under the Company's existing stock option plans (the "Stock Option Repricing"). The Stock Option Repricing was consummated on December 3, 1998 based on the market value of the Company's Common Stock on such date. 131,173 outstanding stock options were repriced to $3.31. Pursuant to the Stock Option Repricing, Messrs. Dyer and Murnane had options repriced from $4.50 to $3.31 with 22,180 and 15,000 shares of Common
Stock  underlying  such  options,  respectively.

EMPLOYMENT  AGREEMENTS

     As of October 3, 1996, the Company extended for an additional five years the employment agreement with Alexius A. Dyer III, President, Chief Executive Officer and Chairman of the Company. The employment agreement provides for payment of a base salary of $180,000 per annum for each year during the remaining term and annual cost-of-living increases, which base salary may be increased as the Board deems appropriate. During the term of the employment agreement and any extension thereof, Mr. Dyer shall serve as a member of the Board.

     Mr. Dyer's employment agreement also provides that he is entitled to an annual bonus during the stated term in an amount not less than 5% of the Company's net income before extraordinary and non-recurring items and income taxes, subject to two adjustments. First, in computing net income, the Company is required to exclude any item of revenue or expense attributable to any litigation commenced by or against the Company. Second, items of revenue and expense attributable to the sale of aircraft are not considered extraordinary or non-recurring items.

     Pursuant to the employment agreement, if Mr. Dyer is terminated without cause prior to the end of the term of the employment agreement, the Company is required to pay to Mr. Dyer the base salary for the remaining term of the agreement plus an amount equal to a pro rata portion (based on months employed during the current fiscal year) of the bonus paid to him during the previous fiscal year. If Mr. Dyer terminates the employment agreement following the occurrence of a "Change of Control" (as defined in the employment agreement), the Company is obligated to pay to him an amount equal to the average annual compensation paid to him during the two most recent fiscal years by the Company.

     As of October 3, 1996, the Company entered into a five-year employment agreement with George Murnane III, the Executive Vice President and Chief Operating Officer. The employment agreement provides for payment of a base salary of $154,000 per annum for each year during the remaining term and annual cost-of-living increases, which base salary may be increased as the Board deems appropriate. During the term of the employment agreement and any extension thereof, Mr. Murnane shall serve as a member of the Board.

     Mr. Murnane's employment agreement also provides that he is entitled to an annual bonus during the stated term in an amount not less than 3% of the Company's net income before extraordinary and non-recurring items and income taxes, subject to two adjustments. First, in computing net income, the Company is required to exclude any item of revenue or expense attributable or to any litigation commenced by or against the Company. Second, items of revenue and expense attributable to the sale of aircraft are not considered extraordinary or non-recurring items.

     Pursuant to his employment agreement, if Mr. Murnane is terminated without cause prior to the end of the term of the employment agreement, the Company is required to pay to Mr. Murnane the base salary for the remaining term of the agreement plus an amount equal to a pro rata portion (based on months employed during the current fiscal year) of the bonus paid to him during the previous fiscal year. If Mr. Murnane terminates the employment agreement following the occurrence of a "Change of Control" (as defined in the employment agreement), the Company is obligated to pay to him an amount equal to the average annual compensation paid to him during the two most recent fiscal years by the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") of the Board of Directors consists of Mr. Mueller, a non-employee member of the Board of Directors, and Mr. Kyle Kirkland, a non-employee member of the Board of Directors who is not standing for re-election. The Committee is responsible for administering the Plan.

EXECUTIVE  COMPENSATION  POLICIES

     Generally, the Company's executive compensation program is designed to be competitive with that offered by other companies against which the Company competes for executive resources. At the same time, the Company links a significant portion of executive compensation to the achievement of the Company's short and long-term financial and strategic objectives and to the performance of the Company's Common Stock. The Company's executive compensation program consists of three primary elements: base salary, annual incentive bonus and stock options or other stock benefits. Base salary is intended to be competitive in the marketplace. However, although the Committee considers competitive data, salaries are determined subjectively by the Committee rather than by reference to any specific target group of companies. Subject to the terms of any applicable employment agreement, base salary is reviewed at least annually and adjusted based on changes in competitive pay levels, the executive's performance as measured against individual and Company-wide goals, as well as changes in the executive's role in the Company. The Committee awards incentive bonuses to the Named Executives based on the achievement of certain targets and objectives in a manner consistent with the terms of their employment agreements. The Company does not make annual stock option or other stock benefit grants to all executives. Rather, the Committee determines each year which, if any, executives will receive benefits, based on individual performance and each executive's existing stock option position.

EXECUTIVE  OFFICER  COMPENSATION

     Alexius A. Dyer III, the Company's President, Chief Executive Officer and Chairman, and George Murnane III, the Company's Executive Vice President and Chief Operating Officer, each entered into employment agreements in connection with the restructuring of the Company's capital structure on October 3, 1996. See "Management -- Employment Agreements." The base compensation, incentive bonus and stock option agreements entered into by the Company with such individuals were determined by arm's-length negotiations between the Compensation Committee and certain holders of the Company's then-outstanding debt securities and such individuals. The Compensation Committee believes that the specific base compensation, incentive bonus and stock option arrangements were necessary to attract management of the caliber sought by the Board. Future adjustments of such arrangements will be made in accordance with the general principles outlined above.

     The Company paid Mr. Dyer and Mr. Murnane a bonus in fiscal 1999 with respect to performance in fiscal 1998, calculated under the terms of their respective employment agreement. The Company awarded stock options to its executive officers during fiscal 1999, either pursuant to their employment agreement or at the discretion of the Committee, in light of the past and prospective contributions of, and the need to provide adequate incentive for, the recipients of such options.

     The Board of Directors is also permitted to award discretionary cash bonuses to senior executives of the Company who are designated as "Senior
Executives" by the Board of Directors. The Board of Directors is given the discretion to make bonuses subject to conditions and to establish forfeiture conditions, in each case as the Board deems appropriate. In fiscal 1998, the Board awarded cash bonuses to Messrs. Dyer and Murnane in the amounts of $336,815 and $157,158, respectively, which were paid in fiscal 1999. The awards were made subject to the condition that the recipient use the proceeds of the award, net of any withholding, to pay the exercise price of options to purchase shares of the Company's Common Stock previously awarded to the recipient. Messrs. Dyer and Murnane used the net proceeds of the awards to exercise options to purchase 56,371 and 28,185 shares of the Company's Common Stock, respectively. The Committee believes that the awards made to Messrs. Dyer and Murnane, subject to the conditions imposed, were an appropriate and efficient means of compensating them for their efforts on behalf of the Company while increasing their incentive to remain in the Company's employ and to enhance their incentive to exert their best efforts to cause the value of the Company's Common Stock to increase.

STOCK  OPTION  REPRICING

     On December 3, 1998, the Company's Board of Directors authorized the repricing of certain stock options under the Company's existing stock option plans. The Stock Option Repricing was consummated on December 3, 1998 based on the market value of the Company's Common Stock on such date. Pursuant to the Stock Option Repricing, Messrs. Dyer and Murnane had options repriced from $4.50 to $3.31 with 22,180 and 15,000 shares of Common Stock underlying such options, respectively. Stock options are a component of the Company's compensation program. Option grants reflect the Company's policy of encouraging long-term performance and promoting retention of key employees. Stock options also keep the interests of the employees in line with the stockholders' interests in the performance of the Company's Common Stock. The Compensation Committee believes that stock options having exercise prices substantially higher than the current market value of the underlying common stock provide a disincentive to employees and may impair the Company's ability to retain key employees. Retaining key employees is essential to the Company's future success, and therefore, enhances the value of the stockholders' investment in the Company.

COMPENSATION  OF  THE  PRESIDENT,  CHIEF  EXECUTIVE  OFFICER  AND  CHAIRMAN

     The compensation of Mr. Dyer was determined, as noted above, based on the terms of his employment agreement, which was negotiated at arm's-length. The cash bonus awarded him was based on the Committee's desire to compensate Mr. Dyer for his efforts on behalf of the Company during fiscal 1999 in a manner that would increase his incentive to remain in the Company's employ and to enhance his incentive to exert his best efforts to cause the value of the Company's Common Stock to increase.

     This report by the Committee shall not be deemed to be incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act and shall not otherwise be deemed filed under such Acts.

     Respectfully  submitted  by

     The  Compensation  Committee:

     Kyle  R.  Kirkland
     E.  James  Mueller

PERFORMANCE  GRAPH



                               [GRAPHIC  OMITED]




                               [GRAPHIC  OMITED]


The  following graph sets forth the total return on a $100 investment in each of
(i) the Company's Common Stock, (ii) the AMEX Major Market Index and (iii) a Peer Group, from May 31, 1994 through May 31, 1999. The Peer Group consists of AAR Corp., Aviall, Inc., AVTEAM, Inc., Aviation Distributors, Inc., and Banner Aerospace, Inc. (price data on AVTEAM, Inc. and Aviation Distributors, Inc. is not available until 1997 and their year-to-year performance does not affect the performance of the Peer Group until 1998). The total return set forth with respect to the Company has been adjusted to give effect to the Company's 1-for-27 reverse stock split consummated on October 3, 1996. The first reported sale of the Company's Common Stock following the reverse stock split occurred on October 18, 1996 at $4.50 per share. The Company's Common Stock closed at
$4.125  per  share  on  May  31,  1999.

                                     YLF      PEER GROUP      AMEX
                                   -------    ---------     -------
               May 31, 1994         100          100          100
               May 31, 1995          29           78          122
               May 31, 1996          19          106          154
               May 31, 1997          13          140          200
               May 31, 1998          23          182          243
               May 28, 1999          12          147          287

APPROVAL OF AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS
                          (PROPOSAL NO. 2)

     On August 27, 1999, the Board of Directors approved amendments to the Company's Certificate of Incorporation and Bylaws to provide for a Board of Directors of not less than one nor more than 15 directors, as may be determined by the Board of Directors from time to time.

     Article VI of the Certificate of Incorporation currently provides that the Board of Directors shall consist of seven members, but the number may be increased or decreased as provided for in the Bylaws; provided, however, that the number of the full Board of Directors shall not be changed without the affirmative vote of at least 75% of the issued and outstanding shares of Common Stock.

     The Bylaws of the Company currently provide that the number of directors constituting the entire Board of Directors shall not be less than one nor more than 15, and the exact number shall be fixed from time to time by the Board of Directors; provided, however that the number of directors constituting the entire Board shall be seven until otherwise changed by the Board of Directors and with the affirmative vote of 75% of the issued and outstanding shares of Common Stock. The Bylaws also provide that no decrease in the number of directors shall shorten the term of any director at the time in office.

     If the Stockholders vote to approve the amendment to the Certificate of Incorporation of the Company, Article VI would be amended to read in its entirety as follows:

     "The Board of Directors of the Corporation shall consist of not less than one (1) nor more than fifteen (15) as shall be determined by the Board of Directors from time to time; provided, that no decrease in the number of directors shall cause the termination of service of a director before the end of the term for which he or she was last elected."

     If the Stockholders vote to approve the amendment to the Bylaws of the Company, the Section of the Bylaws which is entitled "Composition of the Board" shall be amended to read in its entirety as follows:

     "The number of directors constituting the entire Board of Directors shall be fixed by resolution of the Board of Directors from time to time in accordance with the Amended and Restated Certificate of Incorporation of the Corporation; provided, that no decrease in the number of directors shall cause the termination of service of a director before the end of the term for which he or she was last elected. Directors need not be residents of the State of Delaware or stockholders of the Corporation."

     The Board of Directors believes that it is in the best interests of the Company and its stockholders not to fix the size of the Board of Directors in the Restated and Amended Certificate of Incorporation or Amended and Restated Bylaws. The version of Article VI currently in effect which fixes the number of directors at seven was adopted in 1996, in connection with certain other provisions of the Amended and Restated Certificate of Incorporation and Bylaws, to prevent a stockholder or group of stockholders from acquiring control of the Board of Directors without the concurrence of 75% of all stockholders. However, the Board now believes that it is important to have the flexibility to determine what number of directors is most appropriate from time to time. Furthermore, the Board believes that the Company does not require the services of seven directors. If Proposal No. 2 is adopted, the Board intends to fix the number of directors comprising the Board at four.

     The  Board  of  Directors  recommends  a  vote  FOR  this  proposal.


                 APPROVAL OF AMENDMENT TO PLAN (PROPOSAL NO. 3)

     By unanimous written consent effective as of August 2, 1999, the Board of Directors, subject to stockholder approval, amended the Plan in order to increase by 109,000 the number of shares of the Company's Common Stock for which options may be granted. If the stockholders approve the amendment to the Plan, options to purchase a total of 967,782 shares of the Company's Common Stock may be granted under the Plan. The Compensation Committee has previously granted options to purchase all of the 858,782 shares presently available for issuance under the Plan. As of August 12, 1999 there were 593,154 unexercised options. The Board recommends that the stockholders of the Company approve the amendment of the Plan. The affirmative vote of the majority of the issued and outstanding shares of the Company's Common Stock present in person or represented by proxies at the 1999 Annual Meeting is required for approval of the amendment of the Plan.

     The  Board  of  Directors  recommends  a  vote  FOR  this  proposal.

     Plan Description. The Plan was approved by the Company's stockholders at a special meeting of the stockholders held on September 30, 1996. The Plan is intended to provide a means to attract, retain and motivate selected employees and directors of the Company. The Plan provides for the grant to eligible employees of incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares and restricted share units, performance shares and performance units, dividend equivalents and other share-based awards (collectively, "awards"). All employees (approximately 28 persons) and non-employee directors (two persons) are eligible to participate in the Plan. The Plan is administered by the Compensation Committee. The Compensation Committee has the full and final authority to select employees to whom awards may be granted, to determine the type of awards to be granted to such employees and to make all administrative determinations required by the Plan. The Compensation Committee also will have authority to waive conditions relating to an award or accelerate vesting of awards. The Plan provides for certain grants of nonqualified stock options to directors who are not executive officers of the Company. Upon adoption of the Plan, an aggregate of 598,782 shares of the Company's Common Stock were reserved for issuance under the Plan, subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure. The Company's stockholders approved at the fiscal 1997 Annual Meeting an amendment to the Plan to increase by 115,000 the number of shares of the Company's Common Stock subject to the Plan. In fiscal 1998, the Plan was amended again by a vote of stockholder to increase by 128,000 the number of shares of the Company's Common Stock subject to the Plan. During fiscal 1999, an additional 12,000 options were issued pursuant to the Plan.

     Stock Options. The Plan authorizes the granting of both incentive stock options and non-qualified stock options. At the discretion of the Compensation Committee, awards of options to employees under the Plan may be granted in tandem with other types of awards, incentive stock options granted to employees under the Plan, and any accompanying share appreciation rights, must generally expire within 10 years after the date of grant. The exercise prices of incentive stock options must be equal to at least 100% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified stock options may be more or less than the fair market value of the Common Stock on the date of grant. Awards under the Stock Option Plan to employees, except for vested shares, are not transferable by the holder other than by will or applicable laws of descent or distribution, except pursuant to a designation filed by an employee with the Company as to who shall receive the benefits specified under the Plan upon the death of such employee.

     Restricted Stock. The Plan authorizes the Compensation Committee to grant shares of restricted stock to employees, subject to the terms and conditions imposed by the Compensation Committee. These terms may include a restriction period during which the shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered and during which such shares may be subject to forfeiture. Except for such restrictions on transfer and such other restrictions as the Compensation Committee may impose, the recipient of restricted stock will have all the rights of a holder of Common Stock as to such restricted stock including the right to vote the shares and the right to receive dividends. Except as provided by the Compensation Committee at the time of grant or otherwise, upon a termination of employment for any reason during the restriction period, all shares still subject to restriction will be forfeited by the employee. The Plan also authorizes the Compensation Committee to grant restricted share units to an employee, under which shares of Common Stock or cash will be delivered to the employee after the expiration of the restriction period.

     Share Appreciation Rights. The Plan authorizes the Compensation Committee to grant share appreciation rights to employees, subject to the terms and conditions imposed by the Compensation Committee. Share appreciation rights give an employee the right to receive the excess of the fair market value of shares of Common Stock on the date of exercise over the exercise price of the share appreciation rights, as set by the Compensation Committee. Terms within the discretion of the Compensation Committee may include the time of exercise, the form of consideration payable at exercise, and the method by which shares of Common Stock will be delivered or deemed to be delivered to an employee.

     Performance Shares and Performance Units. The Plan also authorizes the Compensation Committee to grant performance shares or performance units to employees, subject to the terms and conditions imposed by the Compensation Committee. These awards provide shares of Common Stock or cash to an employee upon the satisfaction of certain performance objectives, as determined by the Compensation Committee. Awards may be fixed or may vary in accordance with the level of such performance. The Compensation Committee generally may revise the performance objectives to reflect the occurrence of significant events which it expects to have a substantial effect on the performance objectives. Except as provided by the Compensation Committee at the time of grant or otherwise, upon a termination of employment during the performance period, all shares and units relating to such performance period will be forfeited by the employee.

     Dividend Equivalents. The Plan also authorizes the Compensation Committee to grant dividend equivalents to employees. These awards may relate to other awards of shares, rights or units and generally give an employee the right to receive cash or other property equal to any dividends paid on the shares of Common Stock underlying such other awards. Such dividend equivalents may either be paid when accrued or deemed to have been reinvested in additional shares of Common Stock. Dividend equivalents (other than freestanding dividend equivalents) will be subject to all conditions and restrictions of the underlying awards to which they relate.

     In addition to the foregoing types of awards, the Plan also authorities the Compensation Committee, subject to limitations under applicable law, to grant employees any other award based on shares of Common Stock, including the award of unrestricted shares purely as a bonus and not subject to any conditions. Cash awards, as an element of or supplement to any other award, are also authorized under the Plan. In all cases, the Compensation Committee shall determine the terms and conditions of such awards.

     The Plan generally may be amended, altered, suspended, discontinued or terminated from time to time by the Board of Directors, except that stockholder approval is required, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), for any amendment (a) to increase the number of shares of Common Stock reserved for issuance under the Plan or (b) to change the class of employees eligible to participate in the Plan; provided, however, that no such amendment may impair the rights of any participant without his consent.

     The Plan provides that, if the Compensation Committee determines that a stock dividend, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, or similar corporate transaction affects the Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of rights of employees participating in the Plan, the Compensation Committee has discretion to adjust the number and kind of shares to be issued under the Plan, the number and kind of shares issuable in respect of outstanding awards and the exercise price, grant price or purchase price of any award. The Plan provides that such adjustments with respect to options of directors who are not executive officers of the Company shall be made automatically. In addition, the Compensation Committee is authorized to make adjustments in the terms of awards in recognition of certain unusual or non-recurring events affecting the Company and its financial statements.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  OPTION  GRANTS

     The following discussion outlines generally the federal income tax consequences of option awards under the Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his own tax counsel for advice regarding federal income tax treatment under the Plan.

     Non-Qualified Stock Options. The recipient of a non-qualified stock option under the Plan is not subject to any federal income tax upon the grant of such option nor does the grant of the option result in an income tax deduction for the Company. As a result of the exercise of an option, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares of Common Stock are transferred pursuant to the exercise. However, if the recipient is subject to Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined is delayed until the earlier of the last day of the six-month period beginning on the date the "property" is "purchased" or the first day on which a sale of the "property purchased" will not subject the recipient to suit under Section 16(b) of the Exchange Act. Alternatively, if the recipient is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient, provided, the Company satisfies applicable federal income tax reporting requirements. The Company's deduction, however, is subject to a $1,000,000 limitation on the deduction of certain employee remuneration under Section 162(m) of the Code, unless an exception for performance-based compensation under such section applies.

     Depending on the period the shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or a long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.

     Special rules apply to a recipient who exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

     Incentive Stock Options. An employee is not subject to any federal income tax upon the grant of an incentive stock option pursuant to the Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, an employee will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Common Stock to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

     If the shares of Common Stock transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the employee is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the amount of ordinary income recognized upon the disposition. The balance, if any, of the employee's gain over the amount treated as ordinary income on the disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company generally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the employee, provided the Company satisfies applicable federal income tax reporting requirements and subject to the limitation on the deduction of certain employee remuneration as mandated by Section 162(m) of the Code, absent an exception for performance-based compensation under such section.

     If the shares of Common Stock transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (PROPOSAL NO. 4)

     The Board of Directors has appointed Grant Thornton LLP as independent accountants of the Company for fiscal 2000. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders for ratification. The Board considers Grant Thornton LLP to be well qualified and recommends that the stockholders vote to ratify that appointment. A representative of Grant Thornton LLP is not expected to attend the 1999 Annual Meeting.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the 1999 Annual Meeting is required to adopt the proposal. If the proposal is not adopted, the Board of Directors may reconsider the appointment.

     The  Board  of  Directors  recommends  a  vote  FOR  this  proposal.


                             ADDITIONAL INFORMATION

PROPOSALS  FOR  2000  MEETING

     Any proposal of stockholders that is intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received at the Company's principal executive offices no later than April 14, 2000 and must comply with all other applicable legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting.

ANNUAL  REPORT

     The Company's 1999 Annual Report on Form 10-K is being mailed to Stockholders with this Proxy Statement.

OTHER  MATTERS

     The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

     THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

By  Order  of  the  Board  of  Directors


     /s/  Alexius  A.  Dyer  III

          Alexius  A.  Dyer  III
          Chairman of the Board, President and Chief Executive Officer

                         INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ______________, 1999

     The undersigned hereby appoints Alexius A. Dyer III and George Murnane III, and each of them, proxies with full power of substitution and resubstitution, for and in the name of the undersigned to vote all shares of International Airline Support Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of the Company, 1954 Airport Road, Suite 200, Atlanta, Georgia 30341, at 10:00 a.m., local time, on _____________, 1999, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

1. To elect Messrs. McElwee and Mueller as Class II Directors to serve a three-year term that will expire at the annual meeting of stockholders in 2002:

       FOR            AGAINST            ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. MCELWEE AND MUELLER AS CLASS II DIRECTORS.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. To approve amendments to the Company's Restated and Amended Certificate of Incorporation and Amended and Restated Bylaws to provide for a Board of Directors of not less than one nor more than 15 directors, as may be determined by the Board of Directors from time to time:

       FOR            AGAINST            ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE COMPANY'S RESTATED AND AMENDED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS.

3. To approve an amendment to the Company's 1996 Long Term Incentive and Share Award Plan ("Plan") to increase by 109,000 the number of shares available for grant under the Plan:

       FOR            AGAINST            ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN.

4. To ratify the appointment of Grant Thornton LLP as independent auditors for fiscal 2000:

       FOR            AGAINST            ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP.

5. In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHERE MORE THAN ONE OWNER IS SHOWN ABOVE, EACH SHOULD SIGN. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF THIS PROXY IS SUBMITTED BY A CORPORATION, IT SHOULD BE EXECUTED IN THE FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

               Date:     ,  1999
     Signature  of  Shareholder


     Print  Name

               Date:     ,  1999
     Signature  of  Shareholder


     Print  Name